UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.         )

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INFOSONICS CORPORATION

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INFOSONICS CORPORATION

3636 Nobel Drive, Suite 325

San Diego, California 92122

858-373-1600

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held June 9, 2014

Dear Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of InfoSonics Corporation to be held on June 9, 2014, at 2:00 p.m. (Pacific Time) at the company’s principal executive offices located at 3636 Nobel Drive, Suite 325, San Diego, California 92122, for the following purposes:

1.	To elect four directors nominated by the Board of Directors, each to serve until the next annual meeting of stockholders or until a successor is elected and qualified;

2.	To ratify the selection of SingerLewak LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014; and

3.	To consider and vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The complete text of these proposals and the Board of Directors’ recommendations regarding their adoption are contained in the accompanying proxy statement and you are urged to carefully study them.

Only the stockholders of record as shown on our transfer books at the close of business on April 17, 2014, are entitled to notice of, and to vote at, the Annual Meeting, or any adjournment or postponement thereof. Our Annual Report to Stockholders (which includes our annual report on Form 10-K for the fiscal year ended December 31, 2013), is being mailed to stockholders with this proxy statement and an accompanying proxy card. The Annual Report is not part of the proxy soliciting material. We intend to mail this proxy statement, the Annual Report and the accompanying proxy card on or about April 29, 2014, to all stockholders of record entitled to vote at the meeting.

All stockholders, regardless of whether they expect to attend the meeting in person, are requested to complete, date, sign and return promptly the enclosed form of proxy card in the accompanying envelope (which requires no postage if mailed in the United States). The person executing the proxy card may revoke it by filing with our Corporate Secretary an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must request and obtain a valid proxy issued in your name from that record holder.

For the reasons stated in the proxy materials, the Board of Directors recommends that you vote “FOR” the proposals listed above and described in this proxy statement. Your vote is important no matter how many shares you own. To be sure that your shares will be voted at the Annual Meeting, please sign, date and return the enclosed proxy card. This will not prevent you from attending and voting (with proper identification) your shares in person. Prompt return of your proxy card will reduce InfoSonics’ expenses.

By Order of the Board of Directors

Joseph Ram President and Chief Executive Officer
April 29, 2014 San Diego, California

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders

To be held on June 9, 2014

This proxy statement and the Annual Report are available at http://www.infosonics.com/index.php/investors/annual-report-proxy

All stockholders are cordially invited to attend the Annual Meeting in person. Regardless of whether you plan to attend the meeting, please complete, date, sign and return the enclosed proxy card as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. You may still vote in person if you attend the meeting, even if you have given your proxy. Please note, however, that if a broker, bank or other nominee holds your shares of record and you wish to vote at the meeting, you must obtain from the record holder a valid proxy issued in your name.

INFOSONICS CORPORATION

3636 Nobel Drive, Suite 325

San Diego, California 92122

858-373-1600

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

To be held June 9, 2014

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving this proxy material?

We sent you this proxy statement and the enclosed proxy card because the Board of Directors of InfoSonics Corporation, a Maryland corporation, is soliciting your proxy to vote at its 2014 Annual Meeting of Stockholders. You are invited to attend the Annual Meeting and to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

We intend to mail this proxy statement, the Annual Report and the accompanying proxy card on or about April 29, 2014, to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on April 17, 2014, the record date for the Annual Meeting, will be entitled to vote at the Annual Meeting. At the close of business on the record date, there were approximately 14,356,395 shares of common stock outstanding and entitled to vote.

Who is a stockholder of record?

If, at the close of business on the record date, your shares were registered directly in your name with our transfer agent, Computershare, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

If, at the close of business on the record date, your shares were held, not in your name, but rather in an account at or otherwise by a brokerage firm, bank or other agent, then you are the beneficial owner of shares held in “street name” and proxy material is being forwarded to you by that entity. The entity holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you may direct your broker, bank or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting (with appropriate identification). However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy issued in your name from your broker, bank or other agent.

What am I voting on?

You are being asked to vote on the following two proposals:

•	Election of four directors nominated by the Board of Directors, each to serve until the next annual meeting of stockholders or until a successor is elected and qualified; and

•	Ratification of the selection of SingerLewak LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

How do I vote?

Following the instructions included on your proxy card, you are urged to mark the boxes on the proxy card to indicate how to vote your shares. For the election of directors, you may either vote “For” or “Against” any nominee or “Withhold” your vote for any nominee you specify. For ratification of the auditors, you may vote “For” or “Against” or abstain from voting on the matter. The procedures for voting depend on whether you are a stockholder of record or a beneficial owner of shares.

Stockholder of Record. If you are a stockholder of record, you may vote in person at the Annual Meeting. Alternatively, you may vote by proxy by using the enclosed proxy card. To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

Beneficial Owner. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent (that is, in “street name”), you should have received a proxy form and voting instructions with this proxy material from that entity rather than from us. Complete and mail that proxy form as indicated to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with this proxy material, or contact your broker, bank or other agent to request a proxy form and voting instructions.

If you hold shares in street name and do not give instructions to your broker, bank or other agent, they can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under applicable regulations on which your broker, bank or other agent may vote shares held in street name in the absence of your voting instructions, and typically include the ratification of the independent registered public accounting firm. However, brokers are not permitted to vote on the election of directors without instructions from their clients.

The nominees for director receiving the highest number of affirmative votes cast by the holders of common stock at a meeting at which a quorum is present will be elected. Broker non-votes and abstentions will have no effect on these matters since they are not counted as votes cast at the meeting for the election of directors by plurality vote. Therefore, if you do not give instructions to your broker, bank or other agent to vote on the election of directors, the shares will be treated as broker non-votes and will not be counted as votes cast at the meeting, but will still be counted for determining a quorum.

On the other hand, the approval of the ratification of the appointment of SingerLewak LLP will require the affirmative vote of a majority of all votes cast by the holders of common stock at a meeting at which a quorum is present. The ratification of SingerLewak LLP is considered a “discretionary item” and therefore your broker, bank or other agent will be allowed to vote shares held in street name in the absence of your voting instructions.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on April 17, 2014, the record date for the Annual Meeting.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted as recommended by our Board of Directors. The Board of Directors recommends a vote in favor of all four nominees for director and in favor of the ratification of SingerLewak LLP as our independent registered public accounting firm. If any other matter is properly presented at the Annual Meeting, one of the individuals named pursuant to your proxy card as your proxy will vote your shares using his best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to this mailed proxy material, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes, you can revoke your proxy before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy with a later date;

•	You may send a written notice that you are revoking your proxy to our Corporate Secretary at 3636 Nobel Drive, Suite 325, San Diego, CA 92122; or

•	You may attend the Annual Meeting and vote in person (however, simply attending the meeting will not, by itself, revoke your proxy).

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by them.

What is the quorum requirement?

A quorum of stockholders is necessary to transact business at the Annual Meeting. A quorum will be present if at least a majority of the shares entitled to vote are represented by stockholders at the Annual Meeting or by proxy. Your shares will count towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote in person at the meeting. In the election of directors, a decision to withhold authority to vote will be counted for purposes of determining whether there is a quorum. Abstentions and broker non-votes also will be counted in determining the presence of a quorum.

At the close of business on the record date, there were approximately 14,356,395 shares outstanding and entitled to vote. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

How many votes are needed to approve each proposal?

•

Election of directors. The minimum voting requirement to elect directors is a plurality of the votes cast at the Annual Meeting (in person or by proxy). Therefore, each of the four nominees will be elected director if he receives more votes in favor of such director’s election than against it. Cumulative voting is not permitted in the election of directors. Brokers, banks or other agents do not have discretionary authority to vote on the election of directors, so if you do not instruct your broker, bank or agent to vote the shares such shares will be treated as broker non-votes on this proposal and will not be counted as votes cast at the meeting.

•

Ratification of SingerLewak LLP as InfoSonics’ independent registered public accounting firm. The affirmative vote of the majority of outstanding shares represented at the Annual Meeting (in person or by proxy) is necessary to ratify the selection of our auditor. There will be no broker non-votes on the ratification of the accountants since brokers can vote with discretion on this proposal. Abstentions will not affect the outcome on this proposal.

We are not aware, as of the date of this proxy statement, of any matters to be voted on at the Annual Meeting other than as stated in this proxy statement and the accompanying notice. If any matters are properly presented at the Annual Meeting, the enclosed proxy gives discretionary authority to the persons named in the proxy to vote the shares in their best judgment.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count affirmative and negative votes, abstentions and broker non-votes. The Board of Directors has appointed our Chief Financial Officer to serve as the inspector of election.

How to get to the Annual Meeting?

The Annual Meeting will be held at our principal executive offices located at 3636 Nobel Drive, Suite 325, San Diego, California 92122.

Directions to our principal executive offices:

If you are coming from the North on the I-5, take the La Jolla Village Drive exit, turn left onto La Jolla Village Drive heading East. Make a right turn at Lebon Drive, heading South. Make a right turn at Nobel Drive, and end at 3636 Nobel Drive on your right at the North-West corner of Caminito Plaza Centro and Nobel Drive.

If you are coming from the South on the I-5, take the Nobel Drive exit, turn right onto Nobel Drive, make a left turn at Caminito Plaza Centro and end at 3636 Nobel Drive at the North-West corner of Caminito Plaza Centro and Nobel Drive.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final and official voting results will be published in a Current Report on Form 8-K which will be filed with the Securities and Exchange Commission (the “SEC”) on or prior to Friday, June 13, 2014 (which will be available at www.sec.gov).

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy material, a stockholder proposal must be submitted in writing by December 30, 2014, to our Corporate Secretary at 3636 Nobel Drive, Suite 325, San Diego, CA 92122. Stockholders who intend to present a proposal at next year’s annual meeting without inclusion of such proposal in next year’s proxy material should review our bylaws, as filed with the SEC, which contain additional requirements regarding advance notice of stockholder proposals at an annual meeting of stockholders. A copy of our bylaws is also available from our Corporate Secretary at the address above. For more detailed information regarding stockholder proposals for next year’s annual meeting, please see “Stockholder Proposal Information; Discretionary Authority to Vote Proxies” below.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders are asked to elect four individuals nominated by our Board of Directors to serve as members of our Board of Directors. Each director would be elected to hold office until the next annual meeting of stockholders and thereafter until his successor is elected and qualified. Each of the nominees currently is a director of InfoSonics.

It is not anticipated that any of the nominees will become unable or unwilling to accept nomination or election, but, if that should occur, the persons named in the proxy intend to vote for the election of such other person as the Board of Directors may recommend.

About the Directors

Set forth below is biographical and other information about each of the nominees as of April 29, 2014. Each of our nominees was recommended for reelection to our Board by our Nominating and Corporate Governance Committee, which is comprised of only non-management independent directors.

Name	Age as of April 29, 2014	Position with InfoSonics	Initial Date as Director
Joseph Ram	51	President, Chief Executive Officer and Director	1994
Randall P. Marx (1)(2)(3)(4)	61	Director	2003
Robert S. Picow (1)(2)(3)	59	Director	2003
Kirk A. Waldron (1)(2)(3)(5)	51	Director	2005

(1)	Member of the Audit Committee of our Board.
(2)	Member of the Compensation Committee of our Board.
(3)	Member of the Nominating and Corporate Governance Committee of our Board.
(4)	Compensation Committee Chairman.
(5)	Audit Committee Chairman.

Biographical Information

Joseph Ram, Director, Founder, President and Chief Executive Officer. In 1994, Mr. Ram founded InfoSonics Corporation as a distribution center for telecommunications and business systems. Previously, between 1989 and 1993, as sales director for ProCom Supply, Mr. Ram was in charge of worldwide purchasing and oversaw all international sales. Mr. Ram’s position as President and Chief Executive Officer of the Company since the Company’s inception provides the Board with unique insight and direct access to strategic and operational information about the Company.

Randall P. Marx, Director. Mr. Marx has served as a Director of InfoSonics since December 2003. Mr. Marx served as a Director of ARC Wireless Solutions, Inc., a publicly traded company, a division of which is engaged in antenna and cable design and manufacturing, from February 1990 until November 2008, as Chief Executive Officer from December 1994 until June 2000, as Treasurer and Principal Financial Officer from December 1994 until June 2000, as Director of Acquisitions from July 2000 until February 2001 and as Chairman and Chief Executive Officer from February 2001 until November 2008. From 1983 until 1989, Mr. Marx served as President of THT Lloyd’s Inc., Lloyd’s Electronics Corp. and Lloyd’s Electronics Hong Kong Ltd., international consumer electronics companies. Currently, Mr. Marx is Director and Chief Executive Officer of International Development Group Ltd., a privately held holding company with current holdings of Asia Pacific Materials, Hong Kong Ltd., which is engaged in the design and contract manufacturing of various electronic products, Group Mobile, an eCommerce distributor of ruggedized computer equipment and Flicharge International LTD, which is engaged in the design, manufacturing and marketing of wireless charging equipment. Mr. Marx’s background as a director and CEO of companies engaged in the manufacturing and sales of consumer electronics, along with his general experience gained from a career in related industries, provide the Board with financial and operational expertise and analytical skills directly relevant to the Company’s industry.

Robert S. Picow, Director. Mr. Picow has served as a Director of InfoSonics since December 2003. Since March 2001, Mr. Picow has served as a Director of SMF Energy Corporation (formerly known as Streicher Mobile Fueling, Inc.), a public company that provides petroleum product distribution services, transportation logistics and emergency response services to the trucking, manufacturing, construction, shipping, utility, energy, chemical, telecommunications and government services industries. From March 2008 through March 2011, Mr. Picow served as Vice Chairman of the Eezinet Corporation, a community aware internet service and communications provider. From May 2005 through September 2007, Mr. Picow served as a Director of Ascendia Brands, Inc., a public company that manufactured, marketed and distributed a portfolio of branded products in the health and beauty care categories. Ascendia Brands was previously known as Cenuco, Inc. prior to a name change in May 2006. From April 2004 to May 2005, Mr. Picow served as Chairman of Cenuco, Inc., a public company engaged in wireless application development and software solutions. From July 2003 to May 2005, Mr. Picow served as a Director of Cenuco. From May 2006 to September 2008, Mr. Picow served as a Director and Audit Committee Member of American Telecom Services, Inc., a public telecommunications services company. From 1996 to 1997, Mr. Picow served as Vice Chairman and a Director of BrightPoint, Inc., a public company that distributes wireless devices and accessories and provides customized logistic services to the wireless industry. From its formation in 1986 until its merger with BrightPoint in 1996, Mr. Picow was Chief Executive Officer of Allied Communications, Inc., a cellular telephone and accessory distribution company. Mr. Picow’s extensive board leadership experience with companies in the wireless telecommunications industry, together with his experience in the distribution of wireless devices as a director, owner and executive officer of companies in this line of business, provide the Board with significant expertise and skills relevant to the Company’s business.

Kirk A. Waldron, Director. Mr. Waldron has served as a Director of InfoSonics since January 2005. Since January 2014, Mr. Waldron has served as Chief Financial Officer of Qual-Pro Corporation, a privately held electronics manufacturing services provider offering a wide range of services and expertise from printed circuit board assemblies to full box-builds. From October 2012 to December 2013, Mr. Waldron was an independent consultant. From May 2005 to September 2012, Mr. Waldron served as the Chief Financial Officer of Event Rentals, Inc. (doing business as Classic Party Rentals), the largest full-service event rental provider in the United States. From July 2005 to May 2006, Mr. Waldron served as a Director of Reptron Electronics Inc., a public company that provided engineering services, display and systems integration services and electronic manufacturing services. From September 2004 to January 2005, Mr. Waldron served as Interim President of SMTEK International Inc., a public company that provided electronics manufacturing services to original equipment manufacturers in the medical, industrial instrumentation, telecommunications, security, financial services automation and aerospace and defense industries. From April 2001 to January 2005, Mr. Waldron also served as SMTEK’s Chief Financial Officer and Treasurer, and from May 2002 to January 2005 as SMTEK’s Senior Vice President. From February 1999 to February 2001, Mr. Waldron was a Director, President and Chief Executive Officer of AML Communications, Inc., a public company that designs, manufactures, and markets radio frequency and microwave, low noise, medium and high power amplifiers and subsystems serving primarily the defense electronic warfare market. From 1996 to February 1999, Mr. Waldron served as AML’s Chief Financial Officer. From 1994 to 1996, Mr. Waldron was Chief Financial Officer at Dynamotion/ATI Corp., a public company that developed, manufactured, and marketed computer numerical control drilling and routing machines used in the production of high-density, multi-layered printed circuit boards and semiconductor packages. Mr. Waldron is a non-practicing Certified Public Accountant and holds a Bachelor of Science in Business Administration from the University of Southern California. Mr. Waldron’s career as a financial executive in the electronics manufacturing and telecommunications industries provides the Board with significant financial and operational experience and analytical skills relating to the Company’s business.

The Board of Directors recommends a vote

“FOR” each of the Board nominees for election as a director

PROPOSAL 2: RATIFICATION OF THE SELECTION OF SINGERLEWAK

LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected SingerLewak LLP (“SL”), an independent registered public accounting firm, to audit the financial statements of InfoSonics for the fiscal year ending December 31, 2014. Although stockholder approval of the Audit Committee’s selection of SL is not required by law, the Audit Committee believes that it is advisable to give stockholders an opportunity to ratify this selection. The Audit Committee may reconsider the selection of SL whether or not the stockholders approve or do not approve this proposal at the Annual Meeting.

Representatives of SL are not expected to be present at the Annual Meeting.

Independent Registered Public Accountants Fees

The Audit Committee reviews and determines whether specific projects or expenditures with SL potentially affect its independence. The Audit Committee’s policy requires that all services the independent registered public accounting firm may provide to InfoSonics, including audit services and permitted audit-related services, be pre-approved in advance by the Audit Committee. In the event that an audit or non-audit service requires approval prior to the next scheduled meeting of the Audit Committee, the auditor must contact the Chairman of the Audit Committee (who has been delegated by the Audit Committee the authority to act in such circumstances) to obtain such approval. The approval will be reported to the Audit Committee at its next scheduled meeting. All audit and non-audit services provided by SL during 2013 were pre-approved by the Audit Committee.

The following sets forth the aggregate fees billed to us by SL for the years ended December 31, 2012 and 2013.

Audit Fees

The aggregate fees billed for professional services rendered by SL for its audit of our annual financial statements and its review of our financial statements included in Forms 10-Q and 10-K in fiscal years 2012 and 2013 and related SEC reporting work were $196,300 and $202,052, respectively.

Audit Related Fees

The aggregate fees billed for audit-related services by SL in fiscal years 2012 and 2013 were $35,500 and $58,758, respectively.

Tax Fees

There were no fees billed by SL in fiscal years 2012 and 2013 for professional services for tax compliance, tax advice or tax planning.

All Other Fees

There were no fees billed by SL in fiscal years 2012 and 2013 for professional services other than the services described above.

The Board of Directors recommends a vote

“FOR” ratification of SingerLewak LLP

as the Company’s independent registered

public accounting firm for 2014

OTHER EXECUTIVE OFFICERS

The following is biographical information as of April 29, 2014, for our current executive officers not otherwise discussed above.

Vernon A. LoForti, Vice President, Chief Financial Officer and Corporate Secretary, 60 years old. Mr. LoForti has served as Vice President and Chief Financial Officer of InfoSonics since July 2010 and Corporate Secretary since April 2011. Prior to InfoSonics, Mr. LoForti served in a number of executive positions at Overland Storage, Inc., a global supplier of data protection appliances. Mr. LoForti joined Overland in 1995 and served as the company’s Vice President, Chief Financial Officer and Secretary from 1995 to August 2007, including leading its initial public offering in 1997. From August 2007 to January 2009, LoForti served as President, Chief Executive Officer and a member of Overland’s Board of Directors. From February 2009 to September 2009, he served as Overland’s President. From August 1992 to December 1995, Mr. LoForti was the Chief Financial Officer for Priority Pharmacy, a privately-held pharmacy company. From 1981 to 1992, Mr. LoForti was Vice President of Finance for Intermark, Inc., a publicly-held conglomerate. Mr. LoForti began his career in public accounting with Price Waterhouse and holds a Bachelor of Science in Accounting from Brigham Young University.

DIRECTOR INDEPENDENCE

Nasdaq Stock Market Rules require that a majority of our Board of Directors be composed of “independent” directors as defined by such rules. The standards relied upon by our Board of Directors in determining whether a director is “independent” consist of the independence standards of the Nasdaq Stock Market Rules and, in the case of directors who serve on our Audit Committee, Rule 10A-3 promulgated under the rules of the SEC.

In accordance with the Nasdaq Stock Market Rules, for a director to be considered “independent,” the Board of Directors must affirmatively determine that he or she is not an executive officer or employee of the Company or an individual that has a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Additionally, the following persons are not considered “independent”:

(a) a director who is or at any time during the past three years was employed by InfoSonics or its subsidiaries;

(b) a director who accepted or has a family member who accepted any compensation from InfoSonics in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than the following:

(i) compensation for board or board committee service;

(ii) compensation paid to a family member who is an employee (other than an executive officer) of InfoSonics; or

(iii) benefits under a tax-qualified retirement plan or non-discretionary compensation;

(c) a director who is a family member of an individual who is or at any time during the past three years was employed by InfoSonics as an executive officer;

(d) a director who is, or has a family member who is a partner in or a controlling stockholder or an executive officer of, any organization to which InfoSonics has made, or from which InfoSonics received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than the following:

(i) payments arising solely from investments in InfoSonics’ securities; or

(ii) payments under non-discretionary, charitable contribution matching programs.

(e) a director of InfoSonics who is, or has a family member who is employed as an executive officer of another entity where at any time during the past three years any of the executive officers of InfoSonics serve on the compensation committee of such other entity; or

(f) a director who is or has a family member who is a current partner of InfoSonics’ outside auditor or was a partner or employee of InfoSonics’ outside auditor who worked on InfoSonics’ audit at any time during any of the past three years.

At its March 3, 2014 meeting, the Board undertook its annual review of director independence based on the foregoing standards. During this review, the Board considered, among other things, transactions and relationships between each director or any member of his or her immediate family and InfoSonics and its subsidiaries and affiliates or any entity of which a director or an immediate family member is or was, as applicable, an executive officer, general partner or significant equity holder. As provided in the Director Qualification Standards of the Nominating and Corporate Governance Committee Charter, the purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that the director is independent.

As a result of this review, the Board affirmatively determined that the following directors nominated for election at the Annual Meeting were independent of InfoSonics within the meaning of the Nasdaq Stock Market Rules and the applicable rules promulgated by the SEC:

Randall P. Marx

Robert S. Picow

Kirk A. Waldron

BOARD COMMITTEES AND MEETINGS

The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The Board of Directors annually reviews the Nasdaq Stock Market Rules’ definitions of independence for members of each of the committees and has determined that members of each of the committees are independent pursuant to applicable rules of the Nasdaq Stock Market Rules and the SEC.

Copies of our committee charters may be viewed at the Company’s website at http://www.infosonics.com/index.php/investors/ corporate-governance.

Directors serving on our committees are set forth below:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee(1)
Kirk A. Waldron	**	*	*
Randall P. Marx	*	**	*
Robert S. Picow	*	*	*

*	Member.
**	Chairman.
(1)	The Nominating and Corporate Governance Committee currently has no chairman.

Audit Committee

Our Audit Committee performs, among other things, the following functions:

•	determines the independent registered public accounting firm to be employed;

•	discusses the scope of the independent registered public accounting firm’s examination;

•	reviews the financial statements and the independent registered public accounting firm’s report;

•	solicits recommendations from the independent registered public accounting firm regarding internal controls and other matters;

•	reviews related-party transactions for conflicts of interest;

•	makes recommendations to the Board regarding audit-related, accounting and certain other matters; and

•	performs other related tasks as requested by the Board.

Messrs. Waldron, Marx and Picow are the members of the Audit Committee. Mr. Waldron is the Chairman of the Audit Committee. Our Board of Directors has determined that Messrs. Marx and Waldron, each an independent director, are Audit Committee financial experts.

Compensation Committee

Our Compensation Committee performs, among other things, the following functions:

•	develops executive compensation philosophies and establishes and annually reviews and approves policies regarding executive compensation programs and practices;

•

reviews and approves corporate goals and objectives relevant to the Chief Executive Officer’s compensation, evaluates the Chief Executive Officer’s performance in light of those goals and objectives and sets the Chief Executive Officer’s compensation based on this evaluation;

•	reviews the Chief Executive Officer’s recommendations with respect to, and approves annual compensation for, InfoSonics’ other executive officers;

•	establishes and administers annual and long-term incentive compensation plans for key executives;

•	recommends to the Board for its approval and, where appropriate, submission to InfoSonics’ stockholders, incentive compensation plans and equity–based plans;

•	recommends to the Board for its approval changes to executive compensation policies and programs;

•	oversees and annually reviews the non-employee director compensation program; and

•	reviews and approves special executive employment, compensation and retirement arrangements.

The members of our Compensation Committee are Messrs. Waldron, Marx and Picow. Mr. Marx is the Chairman of the Compensation Committee.

The Compensation Committee may invite to its meetings any member of management, including the Chief Executive Officer, and such other persons as it deems appropriate to carry out its duties and responsibilities. Our management assists the Compensation Committee by providing various support, including:

•	providing the Compensation Committee perspectives of the business and people needs of the Company;

•

having the Chief Executive Officer make compensation recommendations to the Compensation Committee for the other executive officers (although the Compensation Committee ultimately determines compensation for the Chief Executive Officer and the other executive officers); and

•	developing recommendations for the design of pay programs applicable to the executive officers.

In addition, the Compensation Committee may from time to time engage an outside compensation consultant to:

•	assist the Compensation Committee in reviewing recommendations prepared by management in light of the Company’s objectives and market practices; and

•	provide the Compensation Committee an outside perspective regarding compensation.

The Compensation Committee did not engage a compensation consultant during fiscal year 2013.

Nominating and Corporate Governance Committee

We also have a Nominating and Corporate Governance Committee, which, pursuant to its written charter, is responsible for recommending potential directors, for considering nominations for potential directors submitted by our stockholders and for certain matters related to corporate governance. Messrs. Marx, Picow and Waldron serve on this committee.

There have been no material changes to the procedures (as described below) by which security holders may recommend nominees to our Board of Directors in the last fiscal year.

Director Candidates

The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications and have a high standard of personal and professional ethics, integrity and values. Candidates for director nominees are reviewed in the context of the current composition of our Board of Directors, our operating requirements and the long-term interests of our stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee considers independence, professional background and experience, other board experience, industry knowledge, skills and expertise, and such other factors as it deems appropriate given the current needs of the Board and InfoSonics, to maintain a balance of knowledge, experience and capabilities. Other factors considered may include diversity (including age, geography, professional and other experience), although the Company does not have a formal policy regarding diversity.

In the case of incumbent directors, the Nominating and Corporate Governance Committee reviews such directors’ overall service to us during their term, including the number of meetings attended, level of participation, quality of performance, and any other relevant considerations. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee must be independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations, and the advice of counsel, if necessary.

The Nominating and Corporate Governance Committee uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our Board. The Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder or not. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board at an annual meeting of stockholders must do so by delivering, at least 120 days prior to the anniversary date of the mailing of the proxy statement for our last annual meeting of stockholders, a written recommendation to the Nominating and Corporate Governance Committee at the following address: c/o Corporate Secretary, 3636 Nobel Drive, Suite 325, San Diego, California 92122. Each submission must set forth, among other things: the name and address of the stockholder on whose behalf the submission is made; the number of our shares that are owned beneficially by such stockholder as of the date of the submission; the full name of the proposed candidate; a description of the proposed candidate’s business experience for at least the previous five years; complete biographical information for the proposed candidate; and a description of the proposed candidate’s qualifications as a director. For additional information, see our Director Selection Guidelines attached to the Nominating and Corporate Governance Committee’s Charter, which can be found on our website at http://infosonics.com/index.php/investors/corporate-governance/nominating-and-corporate-governance-committee-charter/.

Meetings of the Board of Directors and Committee Member Attendance

Our Board of Directors met 12 times during fiscal year 2013, our Audit Committee met four times during fiscal year 2013, our Compensation Committee met three times during fiscal year 2013, and our Nominating and Corporate Governance Committee met one time during fiscal year 2013. All directors attended at least 75% of the meetings of the Board and of the committees on which they served in fiscal year 2013 that were held while they were a director or committee member. InfoSonics does not have a specific policy requiring director attendance at the Annual Meeting of Stockholders; however, we encourage our directors to be present at the Annual Meeting and available to answer any stockholder questions. No directors attended our 2013 Annual Meeting.

ADDITIONAL CORPORATE GOVERNANCE INFORMATION

Stockholder Communications

Stockholders wishing to send communications to the Board may contact Vernon A. LoForti, our Vice President, Chief Financial Officer and Corporate Secretary, at InfoSonics’ principal executive offices address. All such communications will be shared with the members of the Board, or if applicable, a specified committee or director.

Conflicts of Interest Policies

Nasdaq Stock Market Rules require that our Audit Committee (or other independent body of our Board of Directors) review and oversee all related-party transactions for potential conflicts of interest on an ongoing basis. Our Board of Directors and our officers also are subject to certain provisions of Maryland law that are designed to eliminate or minimize the effects of certain potential conflicts of interest. Pursuant to these provisions of Maryland law and our articles of incorporation, any transaction between us and an interested party will not be invalidated because it is an interested-party transaction if it is fully disclosed to our Board, and a majority of the directors not otherwise interested in the transaction (including a majority of independent directors) make a determination that the transaction is fair, competitive and commercially reasonable and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

All future transactions between us and any of our officers, directors or 5% stockholders are expected to be on terms no less favorable than could be obtained from independent third parties and to be approved by a majority of our independent, disinterested directors. We believe that by following these procedures, we will be able to mitigate the possible effects of any conflicts of interest.

Code of Business Conduct and Ethics and Reporting of Accounting Concerns

We have adopted a Code of Business Conduct and Ethics (the “Code of Conduct”). We require all employees to adhere to the Code of Conduct in addressing legal and ethical issues encountered in conducting their work. The Code of Conduct requires that our employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in our best interest.

We have also adopted a Code of Ethics (the “Code of Ethics”) for our Chief Executive Officer, our Chief Financial Officer and our Controller. The Code of Ethics supplements our Code of Conduct and is intended to promote honest and ethical conduct, full and accurate reporting, and compliance with laws as well as other matters.

The Code of Conduct and Code of Ethics can be found on our website at http://www.infosonics.com/index.php/investors/corporate-governance.

We have established “whistle-blower procedures” that provide a process for the confidential and anonymous submission, receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters. These procedures provide protections to employees who report company misconduct.

DIRECTOR COMPENSATION

2013 Director Compensation Table

The following table sets forth information regarding the annual compensation of InfoSonics’ nonemployee directors for 2013, which consisted of annual retainer fees, including amounts associated with serving as Chairman of the Audit Committee. The nonemployee director compensation program is more particularly described below. Mr. Ram, President and Chief Executive Officer of the Company, receives no separate compensation for his Board service.

Name	Fees Earned or Paid in Cash ($)		Option Awards ($)(1)(2)	Total ($)
Kirk A. Waldron	$33,500	(3)	$11,673	$45,173
Randall P. Marx	$30,500		$11,673	$42,173
Robert S. Picow	$30,500		$11,673	$42,173

(1)	This amount reflects the aggregate grant date fair value of the option granted, computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, Stock Compensation (“ASC Topic 718”). Assumptions used in the calculation of this amount for 2013 are included in Note 9 to the Company’s audited financial statements included in the 2013 Annual Report on Form 10-K for the fiscal year ended December 31, 2013.
(2)	Our nonemployee directors had the following number of outstanding stock options at 2013 fiscal year end: Mr. Waldron, 55,500 shares; Mr. Marx, 55,500 shares; and Mr. Picow, 55,500 shares.
(3)	Includes payment of $3,000 for service as Audit Committee Chairman.

Nonemployee Director Compensation Program for 2013. Nonemployee directors were compensated by an annual retainer fee. The Audit Committee Chairman was paid an additional annual retainer of $3,000. Payments were made to directors in cash on a quarterly basis in arrears. Board members are also reimbursed for out-of-pocket costs related to their attendance at Board and committee meetings.

On December 10, 2013, Messrs. Waldron, Marx and Picow each received an option grant to purchase 20,000 shares of our common stock at a per share exercise price of $0.73. The option shares vest and become exercisable in 24 equal monthly installments beginning one month from the date of grant.

2013 AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors oversees InfoSonics’ financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee, as it was constituted at the time of each respective report, reviewed and discussed with management the audited financial statements in InfoSonics’ Annual Report on Form 10-K for the year ended December 31, 2013, and the unaudited financial statements included in InfoSonics’ Quarterly Reports on Form 10-Q for the first three quarters of the fiscal year ended December 31, 2013.

The Audit Committee discussed with InfoSonics’ independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of audited financial statements with generally accepted accounting principles, the auditor’s judgments as to the quality, not just the acceptability, of InfoSonics’ accounting principles and such other matters as are required to be discussed by the auditor with the Audit Committee under Statement on Auditing Standard No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T. In addition, the Audit Committee discussed with the independent registered public accounting firm the accounting firm’s independence from management and InfoSonics, including the matters in the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence. The Audit Committee considered whether the independent registered public accounting firm’s provision of services on behalf of InfoSonics other than audit services is compatible with maintaining the independent accountant’s independence.

The Audit Committee discussed with InfoSonics’ independent registered public accounting firm the overall scope and plans for its respective audits. The Audit Committee met with the independent registered public accounting firm, with and without management present, to discuss the results of the independent accountant’s examinations, its evaluations of InfoSonics’ internal controls, and the overall quality of InfoSonics’ financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, for filing with the SEC.

The Audit Committee

Kirk A. Waldron, Chairman

Randall P. Marx

Robert S. Picow

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

At the present time, in light of the small size of the Company and its Board of Directors, the Board believes that InfoSonics and its stockholders are best served by not having a Chairman of the Board or lead director. Mr. Ram, InfoSonics’ President and Chief Executive Officer, is also a director of the Company. Mr. Ram oversees the management team, which is responsible for identifying, assessing and managing the material risks facing the Company. The other three members of the Board are independent directors, each of whom is a strong, seasoned business executive with expertise in areas critical to the Company, including wireless technology and distribution, China-based manufacturing and financial controls. Each director takes a leadership role in his area of expertise.

The Board of Directors has historically performed an important role in the review and oversight of risks, and generally oversees the Company’s risk management practices and processes, including entity level and financial controls. In its risk oversight role, the Board has the responsibility to satisfy itself that the risk management processes designed and implemented by the Company’s management are adequate and functioning as designed. The Board also oversees organizational structure, policies and procedures, such as the Code of Conduct and the Code of Ethics and other internal policies and guidelines designed to support the Company’s corporate governance and to comply with the laws, rules and regulations that apply to the Company’s business operations.

Although the Board of Directors is ultimately responsible for risk oversight at the Company, it has delegated primary oversight of the management of (i) financial reporting, internal controls, accounting and compliance risks to the Audit Committee, (ii) compensation risk to the Compensation Committee, and (iii) corporate governance risk to the Nominating and Corporate Governance Committee. Each of these committees routinely reports to the Board on the management of these specific risk areas.

To permit the Board and its committees to perform their respective risk oversight roles, members of management report directly to the Board or the relevant committee of the Board responsible for overseeing the management of specific risks, as applicable. The President and Chief Executive Officer reports directly to the Board. The Chief Financial Officer reports to the President and Chief Executive Officer, the Board and the Audit Committee. Members of the management team have a high degree of access and communication with the independent directors of the Board and the various Board committees. Members of the Company’s management regularly attend Board and committee meetings and are available to address any questions or concerns raised on matters related to risk management. Because three of the four Board members are independent directors and each committee of the Board consists solely of independent directors, InfoSonics’ risk oversight structure conforms to the Company’s belief that having a strong, independent group of directors is important for quality governance.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely upon a review of Forms 3, 4 and 5 furnished to us, we are not aware of any person who at any time during the fiscal year ended December 31, 2013, was a director, officer or beneficial owner of more than ten percent of our common stock, who failed to file, on a timely basis, reports required by Section 16(a) of the Securities Exchange Act for transactions occurring during such fiscal year.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of April 17, 2014, there were 14,356,395 shares of common stock outstanding. The following table sets forth certain information as of that date with respect to the beneficial ownership of common stock by each (i) Named Executive Officer listed in the Summary Compensation Table below, (ii) director and nominee for director, and (iii) all current executive officers and directors as a group. Other than Mr. Ram, there is no other person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percent of Class (1)
Named Executive Officers

Joseph Ram (also a Director) 3636 Nobel Drive, Suite 325 San Diego, California 92121	4,348,750	(2)	29.98%

Vernon A. LoForti 3636 Nobel Drive, Suite 325 San Diego, California 92121	192,500	(3)	1.32%

Directors

Randall P. Marx 3636 Nobel Drive, Suite 325 San Diego, California 92121	40,600	(4)	*

Robert S. Picow 3636 Nobel Drive, Suite 325 San Diego, California 92121	50,500	(5)	*

Kirk A. Waldron 3636 Nobel Drive, Suite 325 San Diego, California 92121	40,500	(6)	*

All current executive officers and directors as a group (5 persons)	4,672,850	(7)	31.53%

*	Less than one percent
(1)	“Beneficial ownership” is defined in the regulations promulgated by the SEC as having or sharing, directly or indirectly: (a) voting power, which includes the power to vote or to direct the voting, or (b) investment power, which includes the power to dispose or to direct the disposition of shares of the common stock of an issuer. Shares of common stock subject to options that are currently exercisable or exercisable within 60 days of the date of April 17, 2014, are considered outstanding and beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
(2)	Includes 590,070 shares of common stock held in trusts for Mr. Ram’s three children and options to purchase 148,750 shares held by Mr. Ram personally, which options are exercisable within 60 days of April 17, 2014.
(3)	Represents 192,500 shares underlying options that are exercisable within 60 days of April 17, 2014.
(4)	Includes 40,500 shares underlying options that are exercisable within 60 days of April 17, 2014.
(5)	Includes 40,500 shares underlying options that are exercisable within 60 days of April 17, 2014.
(6)	Represents 40,500 shares underlying options that are exercisable within 60 days of April 17, 2014.
(7)	Includes options to purchase 462,750 shares held by current executive officers and directors and reflects information contained in footnotes (1) through (6).

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth for our Chief Executive Officer and our Chief Financial Officer (each of these persons is referred to as a Named Executive Officer) information regarding salary, bonus and other compensation for the years ended December 31, 2013 and 2012.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	All Other Compensation ($)		Total ($)
Joseph Ram	2013	$365,000	—	$43,773	$11,791	(2)	$420,564
President and Chief Executive Officer	2012	$354,835	—	—	$28,114		$382,949

Vernon A. LoForti	2013	$195,000	—	$29,182	—		$224,182
Vice President, Chief Financial Officer and Corporate Secretary	2012	$193,321	—	—	—		$193,321

(1)	This amount reflects the aggregate grant date fair value of the option granted, computed in accordance with ASC Topic 718. Assumptions used in the calculation of this amount for 2013 are included in Note 9 to the Company’s audited financial statements included in the 2013 Annual Report on Form 10-K for the fiscal year ended December 31, 2013.
(2)	Represents $9,584 of automobile allowance and $2,207 for Company-paid cell phones for Mr. Ram’s family members.

Employment Agreements

Joseph Ram. On February 21, 2012, the Compensation Committee of the Company authorized and approved the extension of the term of the employment agreement between the Company and Mr. Ram which was set to expire on April 8, 2012. The terms of the agreement, which became effective April 9, 2012, are substantially similar to the prior employment agreement except with respect to the amount of Mr. Ram’s annual base salary. The base salary set in the employment agreement is subject to periodic review by the Board or the Compensation Committee. Mr. Ram’s annual base salary was increased from $325,000 to $365,000. The agreement also provides that Mr. Ram is eligible to receive a discretionary performance-based bonus as determined by the Compensation Committee, though no minimum or maximum bonus amount is required. No bonus was paid to Mr. Ram for 2012 or 2013. Mr. Ram’s employment agreement has a term of four years that expires on April 8, 2016.

Mr. Ram’s employment agreement provides for the payment of severance under certain conditions. If InfoSonics terminates his employment other than for “cause” or if Mr. Ram terminates his employment for “reasonable basis,” Mr. Ram is entitled to a severance payment equal to the greater of (i) 18 months of salary and (ii) the salary payable over 50% of the remaining term of the employment agreement, subject to Mr. Ram’s execution of a general release and waiver of claims against InfoSonics. If Mr. Ram voluntarily terminates his employment other than for “reasonable basis,” he is not entitled to receive a severance payment. Under the terms of the agreement, Mr. Ram is also subject to confidentiality and non-competition restrictions in favor of InfoSonics.

Under the employment agreement, the term “reasonable basis” generally means a material breach of the employment agreement by the Company that is not timely cured by the Company, a termination without “cause” during the term of the agreement, a reduction in Mr. Ram’s salary except to the extent that a majority of the other executive officers of the Company incur similar reductions, or termination of employment within 12 months after a “change of control.”

The term “change of control” generally means any consolidation or merger in which the Company is not the continuing or surviving corporation, except where the holders of Company common stock immediately prior to the merger own a majority of the voting common stock of the surviving corporation immediately after the merger; a sale, lease, exchange or other transfer of all or substantially all the Company’s assets; stockholder approval of a liquidation or dissolution of the Company; the acquisition by any person or entity of a majority of the stock entitled to elect a majority of the directors of the Company; or a bankruptcy proceeding.

The term “cause” generally means engaging in or committing willful misconduct, gross negligence, theft, fraud or other illegal conduct; refusal or unwillingness to perform, or materially inadequate performance of the executive’s duties; breach of any applicable non-competition, confidentiality or other proprietary information or inventions agreement; inappropriate conflict of interest; insubordination; failure to follow the directions of the Board or any committee thereof; or indictment or conviction of any felony, or any entry of a plea of nolo contendere.

Vernon A. LoForti. On April 3, 2014, the Compensation Committee of the Company authorized and approved an employment agreement between the Company and Mr. LoForti. The Company previously entered into an agreement with Mr. LoForti that expired on March 1, 2014. The replacement agreement became effective on April 9, 2014 and has a term of two years that expires on April 8, 2016. Under the terms of the employment agreement, the Company agreed to pay Mr. LoForti an annual base salary of $205,000 and to provide him with a bonus plan whereby he may earn up to 35% of his annual salary based on achievement of specific goals and objectives to be established by the Compensation Committee.

Mr. LoForti’s employment agreement provides for the payment of severance under certain conditions. If InfoSonics terminates his employment other than for “cause” or if Mr. LoForti terminates his employment for “reasonable basis,” he will be entitled to receive severance payments equal to his base salary for 9 months, conditioned upon the execution by Mr. LoForti within 45 days of the termination date of a general release and waiver of claims against the Company. If Mr. LoForti voluntarily terminates his employment other than for “reasonable basis,” he is not entitled to receive a severance payment.

Under the employment agreement, the terms “reasonable basis” and “change of control” generally have the same meanings as under the employment agreement with Mr. Ram described above.

Option Grants to Named Executive Officers

InfoSonics has two equity compensation plans under which the Named Executive Officers have been granted stock options: the 2006 Equity Incentive Plan and the 2003 Stock Option Plan. InfoSonics currently grants stock options only under the 2006 Equity Incentive Plan.

•

Stock options under the 2006 Equity Incentive Plan are granted with an exercise price that is no less than the fair market value of the common stock on the date of grant, defined as the closing price of common stock on the date of grant or if not traded on such date, the closing price on the last preceding date on which the common stock was traded.

•

Stock options typically vest over two to four years from the date of grant. Footnotes to the Outstanding Equity Awards at 2013 Fiscal Year-End Table describe the vesting schedules applicable to outstanding option grants to the Named Executive Officers.

•	The effect of a “change in control” on options granted under the 2006 Equity Incentive Plan is described below under “Change in Control Provisions Under 2006 Equity Incentive Plan.”

Outstanding Equity Awards at 2013 Fiscal Year-End

The following table provides information regarding outstanding stock options held by the Named Executive Officers at 2013 fiscal year-end.

			Option Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Joseph Ram	05/19/2009	(1)	55,000	0	$0.51	05/19/2016
	08/22/2011	(2)	75,000	0	$0.65	08/22/2018
	12/10/2013	(4)	0	75,000	$0.73	12/10/2020

Vernon A. LoForti	08/19/2010	(3)	140,000	0	$0.68	08/19/2017
	08/22/2011	(2)	40,000	0	$0.65	08/22/2018
	12/10/2013	(4)	0	50,000	$0.73	12/10/2020

(1)	One-fourth of the original number of shares subject to the option vested and became exercisable on May 19, 2010 (the first anniversary from the date of grant), and 1/36th of the remaining number of shares subject to the option vested and became exercisable monthly thereafter until fully vested on May 19, 2013.
(2)

1/24th of the shares subject to the option vested and became exercisable on September 22, 2011 (one month from the date of grant), and 1/24th of the shares subject to the option vested and became exercisable monthly thereafter until fully vested on August 22, 2013.

(3)

One-third of the original number of shares subject to the option vested and became exercisable on August 19, 2011 (the first anniversary from the date of grant), and 1/24th of the remaining number of shares subject to the option vested and became exercisable monthly thereafter until fully vested on August 19, 2013.

(4)

1/24th of the shares subject to the option vested and became exercisable on January 10, 2014 (one month from the date of grant), and 1/24th of the shares subject to the option vests and becomes exercisable monthly thereafter until fully vested on December 10, 2015, subject in all cases to continued service to the Company.

Change in Control Provisions Under 2006 Equity Incentive Plan

Under the 2006 Equity Incentive Plan, unless the Compensation Committee determines otherwise at the time of grant with respect to a particular award, or unless otherwise provided in a written employment, services or other agreement with a participant, if a “change in control” or “reorganization event” occurs, outstanding awards will become fully and immediately exercisable, and all applicable deferral and restriction limitations or forfeiture provisions applicable to the awards will lapse, immediately before the change in control or reorganization event. In addition, the Compensation Committee may determine that outstanding awards will be surrendered or terminated in exchange for a cash payment or make any other adjustments it deems appropriate in a change in control or reorganization event, and also may determine that outstanding awards will be cancelled in a reorganization event.

Under the 2006 Equity Incentive Plan “change in control” generally has the same meaning as under the employment agreement with Mr. Ram described above. A “reorganization event” means the merger or consolidation of the Company with another corporation, a person becoming the beneficial owner of all the outstanding equity securities of the Company, the sale of all or substantially all the assets of the Company, or the dissolution, liquidation or reorganization of the Company.

Any options that remain outstanding under the 2003 Stock Option Plan are now fully vested.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information presented as of December 31, 2013, with respect to our 2003 Stock Option Plan and our 2006 Equity Incentive Plan as described below.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	893,166	(1)	$0.72	(1)	466,708	(2)
Equity compensation plans not approved by security holders	—		$—		—

(1)	Includes all options outstanding under our 2003 Stock Option Plan and our 2006 Equity Incentive Plan.
(2)	As of December 31, 2013, no additional shares remained available for future issuance under the 2003 Stock Option Plan other than 11,666 shares available for issuance pursuant to outstanding options under such plan. As of December 31, 2013, an aggregate of 1,348,208 shares remained available for future issuance under the 2006 Equity Incentive Plan, consisting of 881,500 shares reserved for issuance pursuant to outstanding options under such plan and 466,708 additional shares reserved under such plan, which may be granted in the form of stock options, restricted stock units, stock appreciation rights and stock bonus awards.

OTHER BUSINESS

The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement. If, however, any other matters should properly come before the Annual Meeting, the persons acting under proxies in the enclosed proxy card will vote thereon in accordance with their best judgment.

STOCKHOLDER PROPOSAL INFORMATION; DISCRETIONARY AUTHORITY

TO VOTE PROXIES

To be considered for inclusion in next year’s proxy materials for our 2015 Annual Meeting of Stockholders, under Rule 14a-8(e) of the Securities Exchange Act, a stockholder proposal must be submitted in writing by December 30, 2014, to our Corporate Secretary at 3636 Nobel Drive, Suite 325, San Diego, CA 92122, as well as meet the applicable requirements of the SEC.

Further, under our bylaws, any stockholder who intends to present a proposal at the 2015Annual Meeting of Stockholders without inclusion of such proposal in our proxy materials must provide us notice of such proposal in the manner set forth in our bylaws not less than fifty-three (53) days nor more than ninety (90) prior to the 2015 Annual Meeting of Stockholders; provided, however, that if less than sixty (60) days’ notice of the 2015 Annual Meeting of Stockholders is given to stockholders, written notice of business proposed by stockholders shall be delivered or mailed, as prescribed in our bylaws, to our Corporate Secretary not later than the close of the seventh day following the day on which notice of the meeting was mailed to stockholders or such proposal will be considered untimely. For proposals that are untimely, the Company retains discretionary authority to vote proxies it receives. For proposals that are timely, the Company retains discretionary authority to vote proxies it receives provided that (1) the Company includes in its proxy materials advice on the nature of the proposal and how it intends to exercise its voting discretion and (2) the proponent does not issue a proxy statement. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. In addition, stockholders who intend to nominate persons for election to the Board of Directors at the 2015 Annual Meeting of Stockholders must provide advance written notice of such nomination in the manner required by our bylaws. Written notice of nominations, complying with our bylaws, must be delivered or mailed to our Corporate Secretary not less than ninety (90) days nor more than one hundred thirty (130) days prior to the date of the 2015 Annual Meeting of Stockholders; provided, however, that if the 2015 Annual Meeting of Stockholders is scheduled to be held on a date more than thirty (30) days prior to or delayed by more than sixty (60) days after June 9, 2015, then notice by the stockholder must be delivered no later than the close of business ninety (90) days prior to the 2015 Annual Meeting of Stockholders or the tenth day following the day on which notice of the date of that meeting was mailed or public disclosure of the date of that meeting was first made by InfoSonics.

AVAILABLE INFORMATION

A copy of our Annual Report to Stockholders (which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2013) as well as copies of our other reports, are available electronically at no charge by accessing our website at www.infosonics.com or the Securities and Exchange Commission’s website at www.sec.gov. Any request for a paper copy of our periodic and current reports should be mailed to InfoSonics Corporation, Attn: Investor Relations, 3636 Nobel Drive, Suite 325, San Diego, CA 92122.

* * * * *

This Notice and Proxy Statement are sent by order of the Board of Directors.

By Order of the Board of Directors
Date: April 29, 2014
Joseph Ram President and Chief Executive Officer

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1, and FOR Proposals 2.

1.	Election of the Board of Directors until the next Annual Meeting:												+
		For	Against	Withhold		For	Against	Withhold		For	Against	Withhold

	01 - Joseph Ram	☐	☐	☐	02 - Randall P. Marx	☐	☐	☐	03 - Robert S. Picow	☐	☐	☐

	04 - Kirk A. Waldron	☐	☐	☐

		For	Against	Abstain

2.	Ratification of the selection of SingerLewak LLP as InfoSonics’ independent registered public accounting firm for the fiscal year ending December 31, 2014.	☐	☐	☐	Note: The proxies shall have the discretionary authority to consider and vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

B	Non-Voting Items

Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please date and sign this Proxy exactly as your name appears on your certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, agent or guardian, please give full title as such and submit powers of attorney or other appropriate document. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders To be held on June 9, 2014

This proxy statement and the Annual Report are available at http://www.infosonics.com/index.php/investors/annual-report-proxy

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Proxy — INFOSONICS CORPORATION

3636 Nobel Drive, Suite 325

San Diego, California 92122

858-373-1600

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Joseph Ram and Vernon A. LoForti, or either of them, with full power of substitution and revocation, as the true and lawful attorneys-in-fact and proxies of the undersigned at the Annual Meeting (the “Annual Meeting”) of Stockholders of InfoSonics Corporation (“InfoSonics”) to be held at 2:00 p.m. (Pacific Time) on June 9, 2014, at the Company’s principal executive offices located at 3636 Nobel Drive, Suite 325, San Diego, California 92122, or any adjournments or postponements thereof, to vote the shares of common stock of InfoSonics standing in the name of the undersigned on the books of InfoSonics, or such shares of common stock of InfoSonics as the undersigned may otherwise be entitled to vote on the record date for the Annual Meeting with all powers the undersigned would possess if personally present at the Annual Meeting, with respect to the matters set forth on the reverse side and described in the Notice of the Annual Meeting of Stockholders, dated April 29, 2014, and the accompanying Proxy Statement of InfoSonics.

Each of the proxies is authorized to vote, in its discretion, upon such other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors recommends a vote “FOR” all nominees listed in Proposal 1, and “FOR” Proposal 2.

If no directions are given by the person(s) executing this Proxy, the shares will be voted in accordance with the recommendations of the Board of Directors on all proposals listed on the reverse side. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and unless otherwise specified, the shares will be voted in accordance with the recommendations of the Board of Directors on all proposals listed on the reverse side.

Please mark, sign, date and return this Proxy promptly to the addressee in the enclosed stamped envelope.